VIA MEUCCI 40 – 20128 MILAN – TELEPHONE 02/2593041 (5 lines) 2593141 (3 lines) – TELEX 340230 DIVSEY TELEFAX 2566960 – CASELLA POSTALE 71 – 26013 CREMA – DIVERSEY TELEGRAPHIC ADDRESS – MILAN LECNICC TRAINING AND WORK PROJECT SCHEME FOR TECHNICAL SALESPERSON FOR LARGE FOOD INDUSTRY CLIENTS Company Name: DIVERSEY S.P.A. Activity: Manufacture and sale of industrial detergents Registered Office and Production Plant: Bagnolo Cremasco (CR) -S.S. Crema/Lodi 235 Administrative Offices: Milan – via A. Meucci 40 Permanent employees: 32 workers 156 employees 10 executives C.C.N.L. (National Collective Bargaining Agreement) applied: Chemical Industry Professional figure for which the training and work experience contract is intended: TECHNICAL SALESPERSON FOR LARGE CLIENTS IN THE FOOD INDUSTRY. Number of contracts to be concluded: one Duration of the contract: 24 months Recruitment timeframe: within two months of the approval date Initial classification: Employee level "D" Chemical Industry Final framework: Employee level "C" Chemical Industry TRAINING PROGRAMME The young person will be introduced gradually, over 12 months, to technical assistance tasks at clients' premises, in close collaboration with technical salespeople and product managers. They will be trained to understand the formulation characteristics of the detergent and disinfectant products marketed by our company to the food industry market, in order to better interpret the application methods and conditions. ESTABLISHMENT BAGNOLO CREMASCO (CR)-TELEX 314806 DIVSEY TELEPHONE 0373/648512 - C.C.P 10135267 BAGNOLO CREMASCO (CR) CAP L . 1 0 6 0 0 00 0 0 0 I NT VERS- CCI A 0 0 2 0 5 ( CR) - REG SO G CREM A VO I 6 7 N 8 0 0 -T AX CO DE AND VA T NUM BER 0 0 1 0 2 76 0 1 96

Diversey
società per azioni

VIA MEUCCI 40 – 20128 MILAN – TELEPHONE 02/2593041 (5 lines) 2593141 (3 lines) – TELEX 340230 DIVSEY
TELEFAX 2566960 – CASELLA POSTALE 71 – 26013 CREMA – DIVERSEY TELEGRAPHIC ADDRESS – MILAN

For this first period, the classification is at level "D" Chemical Industry Employees. After this phase, in the following 12 months, in addition to continuing the above, they will be instructed in sales techniques, visit procedures, inspection times, after-sales service, making use of and depending on what they learned in the previous phase.

WAYS OF CONDUCTING IN-COMPANY TRAINING

The training will be theoretical and application-based for the ongoing acquisition of the professional skills for which the training is intended.
As indicated, the training will be carried out under the ongoing guidance and support of suitably qualified personnel, such as laboratory technicians, product managers, technical salespeople.
Training will be provided with reference to the following contents and programmes;

- knowledge of products and their chemical/physical characteristics in relation to formulation and application;

- knowledge of application methods, optimisation of use, consequent benefits and results;

- knowledge of the technical approach, sales and service.

Use of cost-effectiveness techniques in this regard;

- acquisition of the operational autonomy typical of the position covered by the training project.

All this will take place within the premises of the Plant Headquarters in Bagnolo Cremasco, the Administrative Headquarters in Milan and at the Customer's premises.

It is deemed useful to specify that the training and employment relationship, which is the subject of this contract, for the part relating to contracts and regulations, will be regulated by the C.C.N.L. Chemical Industry, by the Interconfederal Agreement of 8 May 1986, and that our company is a member of Confindustria through a membership relationship with Assolombarda.

ESTABLISHMENT BAGNOLO CREMASCO (CR)-TELEX 314806 DIVSEY TELEPHONE 0373/648512 - C.C.P 10135267 BAGNOLO CREMASCO (CR)
CAP L.1060 000 000 INT VERS-CCIA 00205 (CR)-REG SOG CREMA VOI 67 N 800-TAX CODE AND VAT NUMBER 00102760196

Diversey
società per azioni

VIA MEUCCI 40 – 20128 MILAN – TELEPHONE 02/2593041 (5 lines) 2593141 (3 lines) – TELEX 340230 DIVSEY TELEFAX 2566960 – CASELLA POSTALE 71 – 26013 CREMA – DIVERSEY TELEGRAPHIC ADDRESS – MILAN

For any further information that may be necessary for the successful completion of this application, please contact Mr Guera on telephone number 02/2593041 extension 89.

ESTABLISHMENT BAGNOLO CREMASCO (CR)-TELEX 314806 DIVSEY TELEPHONE 0373/648512 - C.C.P 10135267 BAGNOLO CREMASCO (CR)
CAP L.1060 000 000 INT VERS-CCIA 00205 (CR)-REG SOG CREMA VOI 67 N 800-TAX CODE AND VAT NUMBER 00102760196